Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

      This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

      For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

      For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                    AIM COUNSELOR SERIES TRUST
                                    AIM EQUIT Y FUNDS
                                    AIM FUNDS GROUP
                                    AIM GROWTH SERIES
                                    AIM INVESTMENT FUNDS
                                    AIM INVESTMENT SECURITIES FUNDS
                                    AIM SECTOR FUNDS AIM STOCK FUNDS
                                    AIM TAX-EXEMPT FUNDS
                                    AIM VARIABLE INSURANCE
                                    FUNDS SHORT-TERM INVESTMENTS TRUST
                                    TAX-FREE INVESTMENTS TRUST on behalf
                                    of the Funds listed in the Exhibits to
                                    this Memorandum of Agreement

                                    By:    /s/ Robert H. Graham
                                           ---------------------------------

                                    Title:        President
                                           ---------------------------------

                                    A I M Advisors, Inc.

                                    By:      /s/ Philip A. Graham
                                    ----------------------------------------

                                    Title:        President
                                                              as of July 1, 2006

                           EXHIBIT "A" - RETAIL FUNDS1

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                       CONTRACTUAL/      EXPENSE        EFFECTIVE DATE OF         EXPIRATION
FUND                                    VOLUNTARY       LIMITATION        CURRENT LIMIT              DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM Energy Fund
         Class A Shares                 Voluntary         1.55%             July 1, 2005           N/A(2)
         Class B Shares                 Voluntary         2.30%            August 12, 2003         N/A(2)
         Class C Shares                 Voluntary         2.30%            August 12, 2003         N/A(2)
         Investor Class Shares          Voluntary         1.55%             April 1, 2005          N/A(2)
         Institutional Class Shares     Voluntary         1.30%           January 31, 2006         N/A(2)

AIM Financial Services Fund
         Class A Shares                 Voluntary         1.30%             July 1, 2005           N/A(2)
         Class B Shares                 Voluntary         2.05%            August 12, 2003         N/A(2)
         Class C Shares                 Voluntary         2.05%             April 1, 2005          N/A(2)
         Investor Class Shares          Voluntary         1.30%             April 1, 2005          N/A(2)

AIM Leisure Fund
         Class A Shares                 Voluntary         1.40%             July 1, 2005           N/A(2)
         Class B Shares                 Voluntary         2.15%            August 12, 2003         N/A(2)
         Class C Shares                 Voluntary         2.15%             April 1, 2005          N/A(2)
         Class R Shares                 Voluntary         1.65%           October 25, 2005         N/A(2)
         Investor Class Shares          Voluntary         1.40%             April 1, 2005          N/A(2)

AIM Technology Fund
         Class A Shares                Contractual        1.55%             July 1, 2005        June 30, 2007
         Class B Shares                Contractual        2.30%             July 1, 2005        June 30, 2007
         Class C Shares                Contractual        2.30%             July 1, 2005        June 30, 2007
         Investor Class Shares         Contractual        1.55%             July 1, 2005        June 30, 2007
         Institutional Class Shares    Contractual        1.30%             July 1, 2005        June 30, 2007

AIM Utilities Fund
         Class A Shares                Contractual        1.30%             April 1, 2006       June 30, 2007
         Class B Shares                Contractual        2.05%             April 1, 2006       June 30, 2007
         Class C Shares                Contractual        2.05%             April 1, 2006       June 30, 2007
         Investor Class Shares         Contractual        1.30%             April 1, 2006       June 30, 2007
         Institutional Class Shares    Contractual        1.05%             April 1, 2006       June 30, 2007

                              AIM TAX-EXEMPT FUNDS

                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                    VOLUNTARY       LIMITATION         CURRENT LIMIT            Date
-----------------------------------    ------------    ------------    --------------------   -----------------
AIM High Income Municipal Fund
         Class A Shares                 Voluntary          0.65%            April 1, 2006          N/A(2)
         Class B Shares                 Voluntary          1.40%            April 1, 2006          N/A(2)
         Class C Shares                 Voluntary          1.40%            April 1, 2006          N/A(2)

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                       CONTRACTUAL/      EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                    VOLUNTARY       LIMITATION        CURRENT LIMIT             DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM Global Real Estate Fund
         Class A Shares                Contractual         1.40%           July 1, 2005        June 30, 2007
         Class B Shares                Contractual         2.15%          April 29, 2005       June 30, 2007
         Class C Shares                Contractual         2.15%          April 29, 2005       June 30, 2007
         Class R Shares                Contractual         1.65%          April 29, 2005       June 30, 2007
         Institutional Class Shares    Contractual         1.15%          April 29, 2005       June 30, 2007

AIM Short Term Bond Fund
         Class A Shares                Contractual         0.85%           July 1, 2005        June 30, 2007
         Class C Shares                Contractual         1.10%3        February 1, 2006      June 30, 2007
         Class R Shares                Contractual         1.10%         August 30, 2002       June 30, 2007
         Institutional Class Shares    Contractual         0.60%         August 30, 2002       June 30, 2007

AIM Total Return Bond Fund
         Class A Shares                Contractual         1.15%           July 1, 2005        June 30, 2007
         Class B Shares                Contractual         1.90%           July 1, 2002        June 30, 2007
         Class C Shares                Contractual         1.90%           July 1, 2002        June 30, 2007
         Class R Shares                Contractual         1.40%           July 1, 2002        June 30, 2007
         Institutional Class Shares    Contractual         0.90%           July 1, 2002        June 30, 2007

AIM Total Return Bond Fund
         Class A Shares                 Voluntary          1.00%           July 1, 2002            N/A(2)
         Class B Shares                 Voluntary          1.75%           July 1, 2002            N/A(2)
         Class C Shares                 Voluntary          1.75%           July 1, 2002            N/A(2)
         Class R Shares                 Voluntary          1.25%          April 30, 2004           N/A(2)
         Institutional Class Shares     Voluntary          0.75%          April 30, 2004           N/A(2)

                                 AIM STOCK FUNDS

                                       CONTRACTUAL/      EXPENSE        EFFECTIVE DATE OF        EXPIRATION
FUND                                    VOLUNTARY       LIMITATION        CURRENT LIMIT             DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM Dynamics Fund
         Class A Shares                Contractual        1.90%            July 1, 2005        July 31, 2006
         Class B Shares                Contractual        2.65%          August 12, 2003       July 31, 2006
         Class C Shares                Contractual        2.65%          August 12, 2003       July 31, 2006
         Class R Shares                Contractual        2.15%          October 25, 2005      July 31, 2006
         Investor Class Shares         Contractual        1.90%          August 12, 2003       July 31, 2006
         Institutional Class Shares    Contractual        1.65%          August 12, 2003       July 31, 2006

AIM Dynamics Fund
         Class A Shares                 Voluntary         1.20%            July 1, 2005            N/A(2)
         Class B Shares                 Voluntary         1.95%          August 12, 2003           N/A(2)
         Class C Shares                 Voluntary         1.95%          August 12, 2003           N/A(2)
         Class R Shares                 Voluntary         1.45%          October 25, 2005          N/A(2)
         Investor Class Shares          Voluntary         1.20%          August 12, 2003           N/A(2)
         Institutional Class Shares     Voluntary         0.95%          August 12, 2003           N/A(2)

AIM S&P 500 Index Fund
         Investor Class Shares         Contractual        0.60%           August 1, 2005       June 30, 2007
         Institutional Class Shares    Contractual        0.35%          August 12, 2003       June 30, 2007


See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                       CONTRACTUAL/      EXPENSE        EFFECTIVE DATE OF         EXPIRATION
FUND                                     VOLUNTARY      LIMITATION        CURRENT LIMIT              DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM Floating Rate Fund
         Class A Shares                  Voluntary        1.50%           April 14, 2006           N/A(2)
         Class B1 Shares                 Voluntary        1.50%            May 1, 1997             N/A(2)
         Class C Shares                  Voluntary        2.00%           April 14, 2006           N/A(2)
         Class R Shares                  Voluntary        1.75%           April 14, 2006           N/A(2)
         Institutional Class Shares      Voluntary        1.25%           April 14, 2006           N/A(2)

AIM Multi-Sector Fund
         Class A Shares                 Contractual       1.90%            July 1, 2005        August 31, 2006
         Class B Shares                 Contractual       2.65%          August 12, 2003       August 31, 2006
         Class C Shares                 Contractual       2.65%          August 12, 2003       August 31, 2006
         Institutional Class Shares     Contractual       1.65%          August 12, 2003       August 31, 2006

AIM Structured Core Fund
         Class A                        Contractual       1.00%           March 31, 2006        June 30, 2007
         Class B                        Contractual       1.75%           March 31, 2006        June 30, 2007
         Class C                        Contractual       1.75%           March 31, 2006        June 30, 2007
         Class R                        Contractual       1.25%           March 31, 2006        June 30, 2007
         Institutional Class            Contractual       0.75%           March 31, 2006        June 30, 2007

AIM Structured Growth Fund
         Class A                        Contractual       1.00%           March 31, 2006        June 30, 2007
         Class B                        Contractual       1.75%           March 31, 2006        June 30, 2007
         Class C                        Contractual       1.75%           March 31, 2006        June 30, 2007
         Class R                        Contractual       1.25%           March 31, 2006        June 30, 2007
         Institutional Class            Contractual       0.75%           March 31, 2006        June 30, 2007

AIM Structured Value Fund
         Class A                        Contractual       1.00%           March 31, 2006        June 30, 2007
         Class B                        Contractual       1.75%           March 31, 2006        June 30, 2007
         Class C                        Contractual       1.75%           March 31, 2006        June 30, 2007
         Class R                        Contractual       1.25%           March 31, 2006        June 30, 2007
         Institutional Class            Contractual       0.75%           March 31, 2006        June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                       CONTRACTUAL/      EXPENSE        EFFECTIVE DATE OF         EXPIRATION
FUND                                    VOLUNTARY       LIMITATION        CURRENT LIMIT              DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM Capital Development Fund
         Class A Shares                 Voluntary         1.55%           July 18, 2005            N/A(2)
         Class B Shares                 Voluntary         2.30%           July 18, 2005            N/A(2)
         Class C Shares                 Voluntary         2.30%           July 18, 2005            N/A(2)
         Class R Shares                 Voluntary         1.80%           July 18, 2005            N/A(2)
         Investor Class Shares          Voluntary         1.55%           July 18, 2005            N/A(2)
         Institutional Class Shares     Voluntary         1.30%           July 18, 2005            N/A(2)

AIM Diversified Dividend Fund
         Class A Shares                Contractual        1.40%            July 1, 2005         June 30, 2007
         Class B Shares                Contractual        2.15%            May 2, 2003          June 30, 2007
         Class C Shares                Contractual        2.15%            May 2, 2003          June 30, 2007
         Class R Shares                Contractual        1.65%          October 25, 2005       June 30, 2007
         Investor Class Shares         Contractual        1.40%           July 15, 2005         June 30, 2007
         Institutional Class Shares    Contractual        1.15%          October 25, 2005       June 30, 2007

See page 9 for footnotes to Exhibit A.

                                       CONTRACTUAL/      EXPENSE        EFFECTIVE DATE OF         EXPIRATION
FUND                                    VOLUNTARY       LIMITATION        CURRENT LIMIT              DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM Diversified Dividend Fund           Voluntary         1.00%            May 2, 2003             N/A(2)
         Class A Shares                 Voluntary         1.65%            May 2, 2003             N/A(2)
         Class B Shares                 Voluntary         1.65%            May 2, 2003             N/A(2)
         Class C Shares                 Voluntary         1.25%          October 25, 2005          N/A(2)
         Class R Shares                 Voluntary         1.00%           July 15, 2005            N/A(2)
         Investor Class Shares          Voluntary         0.75%          October 25, 2005          N/A(2)
         Institutional Class Shares

AIM Large Cap Basic Value Fund
         Class A Shares                Contractual        1.22%            July 1, 2005         June 30, 2007
         Class B Shares                Contractual        1.97%            July 1, 2005         June 30, 2007
         Class C Shares                Contractual        1.97%            July 1, 2005         June 30, 2007
         Class R Shares                Contractual        1.47%            July 1, 2005         June 30, 2007
         Investor Class Shares         Contractual        1.22%            July 1, 2005         June 30, 2007
         Institutional Class Shares    Contractual        0.97%            July 1, 2005         June 30, 2007

AIM Large Cap Growth Fund
         Class A Shares                Contractual        1.32%            July 1, 2005         June 30, 2007
         Class B Shares                Contractual        2.07%            July 1, 2005         June 30, 2007
         Class C Shares                Contractual        2.07%            July 1, 2005         June 30, 2007
         Class R Shares                Contractual        1.57%            July 1, 2005         June 30, 2007
         Investor Class Shares         Contractual        1.32%            July 1, 2005         June 30, 2007
         Institutional Class Shares    Contractual        1.07%            July 1, 2005         June 30, 2007

AIM Select Basic Value Fund
         Class A Shares                 Voluntary         1.75%3         August 30, 2002           N/A(2)
         Class B Shares                 Voluntary         1.75%3         August 30, 2002           N/A(2)
         Class C Shares                 Voluntary         1.75%3         August 30, 2002           N/A(2)

                         AIM INTERNATIONAL MUTUAL FUNDS

                                       CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT            DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM International Core Equity Fund
         Class A Shares                Contractual         2.00%           July 1, 2005       October 31, 2006
         Class B Shares                Contractual         2.75%          August 12, 2003     October 31, 2006
         Class C Shares                Contractual         2.75%          August 12, 2003     October 31, 2006
         Class R Shares                Contractual         2.25%         November 24, 2003    October 31, 2006
         Investor Class Shares         Contractual         2.00%          August 12, 2003     October 31, 2006
         Institutional Class Shares    Contractual         1.75%          April 30, 2004      October 31, 2006

                              AIM INVESTMENT FUNDS

                                       CONTRACTUAL/       EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT            DATE
-----------------------------------    ------------    ------------    -------------------    -----------------
AIM China Fund
         Class A Shares                Contractual         2.05%          March 31, 2006       June 30, 2007
         Class B Shares                Contractual         2.80%          March 31, 2006       June 30, 2007
         Class C Shares                Contractual         2.80%          March 31, 2006       June 30, 2007
         Institutional Class Shares    Contractual         1.80%          March 31, 2006       June 30, 2007

See page 9 for footnotes to Exhibit A.

                                      CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
-----------------------------------   ------------   ----------   -------------------   -------------
AIM Developing Markets Fund           Contractual      1.75%         July 1, 2005       June 30, 2007
         Class A Shares               Contractual      2.50%         July 1, 2002       June 30, 2007
         Class B Shares               Contractual      2.50%         July 1, 2002       June 30, 2007
         Class C Shares               Contractual      1.50%       October 25, 2005     June 30, 2007
         Institutional Class Shares

AIM Enhanced Short Bond Fund
         Class A Shares               Contractual      0.85%        March 31, 2006      June 30, 2007
         Class C Shares               Contractual     1.10%3        March 31, 2006      June 30, 2007
         Class R Shares               Contractual      1.10%        March 31, 2006      June 30, 2007
         Institutional Class Shares   Contractual      0.60%        March 31, 2006      June 30, 2007

AIM Global Health Care Fund
         Class A Shares                Voluntary       1.30%         July 18, 2005           N/A(2)
         Class B Shares                Voluntary       2.05%         July 18, 2005           N/A(2)
         Class C Shares                Voluntary       2.05%         July 18, 2005           N/A(2)
         Investor Class Shares         Voluntary       1.30%         July 18, 2005           N/A(2)

AIM International Bond Fund
         Class A Shares               Contractual      1.10%        March 31, 2006      June 30, 2007
         Class B Shares               Contractual      1.85%        March 31, 2006      June 30, 2007
         Class C Shares               Contractual      1.85%        March 31, 2006      June 30, 2007
         Institutional Class Shares   Contractual      0.85%        March 31, 2006      June 30, 2007

AIM Japan Fund
         Class A Shares               Contractual      1.70%        March 31, 2006      June 30, 2007
         Class B Shares               Contractual      2.45%        March 31, 2006      June 30, 2007
         Class C Shares               Contractual      2.45%        March 31, 2006      June 30, 2007
         Institutional Class Shares   Contractual      1.45%        March 31, 2006      June 30, 2007

AIM Trimark Endeavor Fund
         Class A Shares               Contractual      1.90%         July 1, 2005       June 30, 2007
         Class B Shares               Contractual      2.65%       November 1, 2004     June 30, 2007
         Class C Shares               Contractual      2.65%       November 1, 2004     June 30, 2007
         Class R Shares               Contractual      2.15%       November 1, 2004     June 30, 2007
         Institutional Class Shares   Contractual      1.65%       November 1, 2004     June 30, 2007

AIM Trimark Fund
         Class A Shares               Contractual      2.15%         July 1, 2005       June 30, 2007
         Class B Shares               Contractual      2.90%       November 1, 2004     June 30, 2007
         Class C Shares               Contractual      2.90%       November 1, 2004     June 30, 2007
         Class R Shares               Contractual      2.40%       November 1, 2004     June 30, 2007
         Institutional Class Shares   Contractual      1.90%       November 1, 2004     June 30, 2007

AIM Trimark Small Companies Fund
         Class A Shares               Contractual      1.50%       September 30, 2005   June 30, 2007
         Class B Shares               Contractual      2.25%       September 30, 2005   June 30, 2007
         Class C Shares               Contractual      2.25%       September 30, 2005   June 30, 2007
         Class R Shares               Contractual      1.75%       September 30, 2005   June 30, 2007
         Institutional Class Shares   Contractual      1.25%       September 30, 2005   June 30, 2007

See page 9 for footnotes to Exhibit A.

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF      EXPIRATION
FUND                                    VOLUNTARY     LIMITATION      CURRENT LIMIT          DATE
-----------------------------------    ------------   ----------   -----------------   -----------------
AIM Basic Balanced Fund
         Class A Shares                 Voluntary       1.25%         July 18, 2005          N/A(2)
         Class B Shares                 Voluntary       2.00%         July 18, 2005          N/A(2)
         Class C Shares                 Voluntary       2.00%         July 18, 2005          N/A(2)
         Class R. Shares                Voluntary       1.50%         July 18, 2005          N/A(2)
         Investor Class Shares          Voluntary       1.25%         July 18, 2005          N/A(2)
         Institutional Class Shares     Voluntary       1.00%         July 18, 2005          N/A(2)

AIM European Small Company Fund
         Class A Shares                Contractual      1.90%         July 1, 2005       June 30, 2007
         Class B Shares                Contractual      2.65%          May 1, 2002       June 30, 2007
         Class C Shares                Contractual      2.65%          May 1, 2002       June 30, 2007

AIM Global Value Fund
         Class A Shares                Contractual      1.90%         July 1, 2005       June 30, 2007
         Class B Shares                Contractual      2.65%          May 1, 2002       June 30, 2007
         Class C Shares                Contractual      2.65%          May 1, 2002       June 30, 2007
         Institutional Class Shares    Contractual      1.65%          May 1, 2002       June 30, 2007

AIM International Small Company Fund
         Class A Shares
         Class B Shares                Contractual      1.90%         July 1, 2005     December 31, 2006
         Class C Shares                Contractual      2.65%          May 1, 2002     December 31, 2006
         Institutional Class Shares    Contractual      2.65%          May 1, 2002     December 31, 2006
                                       Contractual      1.65%          May 1, 2002     December 31, 2006
AIM Mid Cap Basic Value Fund
         Class A Shares                 Voluntary       1.70%        July 1, 2005            N/A(2)
         Class B Shares                 Voluntary       2.45%      December 31, 2001         N/A(2)
         Class C Shares                 Voluntary       2.45%      December 31, 2001         N/A(2)
         Class R Shares                 Voluntary       1.95%      December 31, 2001         N/A(2)
         Institutional Class Shares     Voluntary       1.45%      December 31, 2001         N/A(2)

                                AIM GROWTH SERIES

                                         CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------------------   ------------   ----------   -----------------   -------------
AIM Small Cap Growth Fund
         Class A Shares                  Contractual      1.90%       April 10, 2006     July 31, 2006
         Class B Shares                  Contractual      2.65%       April 10, 2006     July 31, 2006
         Class C Shares                  Contractual      2.65%       April 10, 2006     July 31, 2006
         Class R Shares                  Contractual      2.15%       April 10, 2006     July 31, 2006
         Investor Class Shares           Contractual      1.90%       April 10, 2006     July 31, 2006
         Institutional Class Shares      Contractual      1.65%       April 10, 2006     July 31, 2006

AIM Small Cap Growth Fund
         Class A Shares                   Voluntary       1.50%       April 10, 2006        N/A(2)
         Class B Shares                   Voluntary       2.25%       April 10, 2006        N/A(2)
         Class C Shares                   Voluntary       2.25%       April 10, 2006        N/A(2)
         Class R Shares                   Voluntary       1.75%       April 10, 2006        N/A(2)
         Investor Class Shares            Voluntary       1.50%       April 10, 2006        N/A(2)
         Institutional Class Shares       Voluntary       1.25%       April 10, 2006        N/A(2)

See page 9 for footnotes to Exhibit A.

                                         CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------------------   ------------   ----------   -----------------   -------------

AIM Global Equity Fund
         Class A Shares                  Contractual      1.75%        July 1, 2005      June 30, 2007
         Class B Shares                  Contractual      2.50%       August 27, 1999    June 30, 2007
         Class C Shares                  Contractual      2.50%       August 27, 1999    June 30, 2007
         Class R Shares                  Contractual      2.00%       August 27, 1999    June 30, 2007
         Institutional Class Shares      Contractual      1.50%       August 27, 1999    June 30, 2007

1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

3 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                      EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

     AIM GROWTH SERIES

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY            LIMITATION(2)           CURRENT LIMIT         DATE
-----------------------------------   ------------   --------------------------   -----------------   -------------
AIM Conservative Allocation Fund
         Class A Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
         Class B Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
         Class C Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
         Class R Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
         Institutional Class Shares    Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets

AIM Growth Allocation Fund
         Class A Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
         Class B Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
         Class C Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
         Class R Shares                Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
         Institutional Class Shares    Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets

AIM Income Allocation Fund
         Class A                       Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
         Class B                       Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
         Class C                       Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
         Class R                       Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
         Institutional Class           Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets

See page 12 for footnotes to Exhibit B.

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY            LIMITATION(2)           CURRENT LIMIT         DATE
-----------------------------------   ------------   --------------------------   -----------------   -------------
AIM International Allocation Fund
         Class A                      Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
         Class B                      Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
         Class C                      Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
         Class R                      Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
         Institutional Class          Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets

AIM Moderate Allocation Fund
         Class A Shares               Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.12% of average daily net
                                                     assets
         Class B Shares               Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.12% of average daily net
                                                     assets
         Class C Shares               Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.12% of average daily net
                                                     assets
         Class R Shares               Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.12% of average daily net
                                                     assets
         Institutional Class Shares   Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.12% of average daily net
                                                     assets

AIM Moderate Growth Allocation Fund
         Class A Shares
                                      Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.12% of average daily net
         Class B Shares                              assets
                                      Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.12% of average daily net
         Class C Shares                              assets
                                      Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.12% of average daily net
         Class R Shares                              assets
                                      Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.12% of average daily net
         Institutional Class Shares                  assets
                                      Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.12% of average daily net
                                                     assets

See page 12 for footnotes to Exhibit B.

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY            LIMITATION(2)           CURRENT LIMIT         DATE
-----------------------------------   ------------   --------------------------   -----------------   -------------
AIM Moderately Conservative
Allocation Fund
         Class A Shares               Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.14% of average daily net
                                                     assets
         Class B Shares               Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.14% of average daily net
                                                     assets
         Class C Shares               Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.14% of average daily net
                                                     assets
         Class R Shares               Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.14% of average daily net
                                                     assets
         Institutional Class Shares   Contractual    Limit Other Expenses to       April 29, 2005     June 30, 2007
                                                     0.14% of average daily net
                                                     assets

1 Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

2 Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                    CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
----------------------------------  ------------   -----------   -----------------   -------------
Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class           Contractual      0.22%        June 30, 2005     June 30, 2007
     Corporate Class                 Contractual      0.22%        June 30, 2005     June 30, 2007
     Institutional Class             Contractual      0.22%        June 30, 2005     June 30, 2007
     Personal Investment Class       Contractual      0.22%        June 30, 2005     June 30, 2007
     Private Investment Class        Contractual      0.22%        June 30, 2005     June 30, 2007
     Reserve Class                   Contractual      0.22%        June 30, 2005     June 30, 2007
     Resource Class                  Contractual      0.22%        June 30, 2005     June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY     LIMITATION       CURRENT LIMIT        DATE
----------------------------------  ------------   -----------   -----------------   -------------
Government & Agency Portfolio
     Cash Management Class           Contractual      0.12%        June 30, 2005     June 30, 2007
     Corporate Class                 Contractual      0.12%        June 30, 2005     June 30, 2007
     Institutional Class             Contractual      0.12%        June 30, 2005     June 30, 2007
     Personal Investment Class       Contractual      0.12%        June 30, 2005     June 30, 2007
     Private Investment Class        Contractual      0.12%        June 30, 2005     June 30, 2007
     Reserve Class                   Contractual      0.12%        June 30, 2005     June 30, 2007
     Resource Class                  Contractual      0.12%        June 30, 2005     June 30, 2007
Government TaxAdvantage Portfolio
     Cash Management Class
     Corporate Class                 Contractual      0.12%        June 30, 2005     June 30, 2007
     Institutional Class             Contractual      0.12%        June 30, 2005     June 30, 2007
     Personal Investment Class       Contractual      0.12%        June 30, 2005     June 30, 2007
     Private Investment Class        Contractual      0.12%        June 30, 2005     June 30, 2007
     Reserve Class                   Contractual      0.12%        June 30, 2005     June 30, 2007
     Resource Class                  Contractual      0.12%        June 30, 2005     June 30, 2007
                                     Contractual      0.12%        June 30, 2005     June 30, 2007

Liquid Assets Portfolio
     Cash Management Class           Contractual      0.12%        June 30, 2005     June 30, 2007
     Corporate Class                 Contractual      0.12%        June 30, 2005     June 30, 2007
     Institutional Class             Contractual      0.12%        June 30, 2005     June 30, 2007
     Personal Investment Class       Contractual      0.12%        June 30, 2005     June 30, 2007
     Private Investment Class        Contractual      0.12%        June 30, 2005     June 30, 2007
     Reserve Class                   Contractual      0.12%        June 30, 2005     June 30, 2007
     Resource Class                  Contractual      0.12%        June 30, 2005     June 30, 2007

See page 14 for footnotes to Exhibit C.

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                              VOLUNTARY     LIMITATION       CURRENT LIMIT        DATE
------------------------------   ------------   -----------   -----------------   -------------
STIC Prime Portfolio              Contractual       0.12%       June 30, 2005     June 30, 2007
     Cash Management Class        Contractual       0.12%       June 30, 2005     June 30, 2007
     Corporate Class              Contractual       0.12%       June 30, 2005     June 30, 2007
     Institutional Class          Contractual       0.12%       June 30, 2005     June 30, 2007
     Personal Investment Class    Contractual       0.12%       June 30, 2005     June 30, 2007
     Private Investment Class     Contractual       0.12%       June 30, 2005     June 30, 2007
     Reserve Class                Contractual       0.12%       June 30, 2005     June 30, 2007
     Resource Class

Treasury Portfolio
     Cash Management Class        Contractual       0.12%       June 30, 2005     June 30, 2007
     Corporate Class              Contractual       0.12%       June 30, 2005     June 30, 2007
     Institutional Class          Contractual       0.12%       June 30, 2005     June 30, 2007
     Personal Investment Class    Contractual       0.12%       June 30, 2005     June 30, 2007
     Private Investment Class     Contractual       0.12%       June 30, 2005     June 30, 2007
     Reserve Class                Contractual       0.12%       June 30, 2005     June 30, 2007
     Resource Class               Contractual       0.12%       June 30, 2005     June 30, 2007

1    The expense limit shown excludes Rule 12b-1 fees.

2 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                           CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
-----                                      ------------    ----------    -------------------    --------------
AIM V.I. Basic Balanced Fund
       Series I Shares                     Contractual       0.91%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.16%          July 1, 2005        April 30, 2008

AIM V.I. Basic Value Fund
       Series I Shares                     Contractual       1.30%         January 1, 2005      April 30, 2008

       Series II Shares                    Contractual       1.45%         January 1, 2005      April 30, 2008

AIM V.I. Capital Appreciation Fund
       Series I Shares                     Contractual       1.30%         January 1, 2005      April 30, 2008

       Series II Shares                    Contractual       1.45%         January 1, 2005      April 30, 2008

AIM V.I. Capital Development Fund
       Series I Shares                     Contractual       1.30%         January 1, 2005      April 30, 2008

       Series II Shares                    Contractual       1.45%         January 1, 2005      April 30, 2008

AIM V.I. Core Equity Fund
       Series I Shares                     Contractual       1.30%         January 1, 2005      April 30, 2008

       Series II Shares                    Contractual       1.45%         January 1, 2005      April 30, 2008

AIM V.I. Demographic Trends Fund
       Series I Shares                     Contractual       1.01%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.26%          July 1, 2005        April 30, 2008

AIM V.I. Diversified Dividend Fund
       Series I Shares                     Contractual       1.00%           May 1, 2006        April 30, 2008

       Series II Shares                    Contractual       1.25%           May 1, 2006        April 30, 2008

AIM V.I. Diversified Income Fund
       Series I Shares                     Contractual       0.75%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.00%          July 1, 2005        April 30, 2008

AIM V.I. Dynamics Fund
       Series I Shares                     Contractual       1.30%         April 30, 2004       April 30, 2008

       Series II Shares                    Contractual       1.45%         April 30, 2004       April 30, 2008

AIM V.I. Financial Services Fund
       Series I Shares                     Contractual       1.30%         April 30, 2004       April 30, 2008

       Series II Shares                    Contractual       1.45%         April 30, 2004       April 30, 2008

AIM V.I. Global Equity Fund
       Series I Shares                     Contractual       1.10%           May 1, 2006        April 30, 2008

       Series II Shares                    Contractual       1.35%           May 1, 2006        April 30, 2008

AIM V.I. Global Health Care Fund
       Series I Shares                     Contractual       1.30%         April 30, 2004       April 30, 2008

See page 17 for footnotes to Exhibit D.

                                           CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
-----                                      ------------    ----------    -------------------    --------------
       Series II Shares                    Contractual       1.45%         April 30, 2004       April 30, 2008

AIM V.I. Government Securities Fund
       Series I Shares
                                           Contractual       0.73%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       0.98%          July 1, 2005        April 30, 2008

AIM V.I. High Yield Fund
       Series I Shares                     Contractual       0.95%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.20%         April 30, 2004       April 30, 2008

AIM V.I. International Core Equity Fund
       Series I Shares
                                           Contractual       1.10%           May 1, 2006        April 30, 2008

       Series II Shares                    Contractual       1.35%           May 1, 2006        April 30, 2008

AIM V.I. International Growth Fund
       Series I Shares                     Contractual       1.30%         January 1, 2005      April 30, 2008

       Series II Shares                    Contractual       1.45%         January 1, 2005      April 30, 2008

AIM V.I. Large Cap Growth Fund
       Series I Shares                     Contractual       1.01%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.26%          July 1, 2005        April 30, 2008

AIM V.I. Leisure Fund
       Series I Shares                     Contractual       1.01%         April 30, 2004       April 30, 2008

       Series II Shares                    Contractual       1.26%         April 30, 2004       April 30, 2008

AIM V.I. Mid Cap Core Equity Fund
       Series I Shares                     Contractual       1.30%       September 10, 2001     April 30, 2008

       Series II Shares                    Contractual       1.45%       September 10, 2001     April 30, 2008

AIM V.I. Money Market Fund
       Series I Shares                     Contractual       1.30%         January 1, 2005      April 30, 2008

       Series II Shares                    Contractual       1.45%         January 1, 2005      April 30, 2008

AIM V.I. Real Estate Fund(1)
       Series I Shares                     Contractual       1.30%         April 30, 2004       April 30, 2008

       Series II Shares                    Contractual       1.45%         April 30, 2004       April 30, 2008

AIM V.I. Small Cap Equity Fund
       Series I Shares                     Contractual       1.15%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.40%          July 1, 2005        April 30, 2008

AIM V.I. Small Company Growth Fund(2)
       Series I Shares
                                           Contractual       1.20%          July 1, 2005        April 30, 2008

       Series II Shares                    Contractual       1.45%         April 30, 2004       April 30, 2008

See page 17 for footnotes to Exhibit D.

                                           CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
-----                                      ------------    ----------    -------------------    --------------
AIM V.I. Technology Fund
       Series I Shares                     Contractual       1.30%         April 30, 2004       April 30, 2008

       Series II Shares                    Contractual       1.45%         April 30, 2004       April 30, 2008

AIM V.I. Utilities Fund
       Series I Shares                     Contractual       0.93%       September 23, 2005     April 30, 2008

       Series II Shares                    Contractual       1.18%       September 23, 2005     April 30, 2008

----------
(1) AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.

(2) AIM V.I. Small Company Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3, 2006.